SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT

         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                            AIM ADVISOR FUNDS
                                            AIM EQUITY FUNDS
                                            AIM FUNDS GROUP
                                            AIM INTERNATIONAL FUNDS, INC.
                                            AIM INVESTMENT SECURITIES FUNDS
                                            AIM SUMMIT FUND
                                            AIM TAX-EXEMPT FUNDS
                                            AIM VARIABLE INSURANCE FUNDS

                                            SHORT-TERM INVESTMENTS CO.
                                            SHORT-TERM INVESTMENTS TRUST
                                            TAX-FREE INVESTMENTS CO.

                                            By:  /s/ Robert H. Graham
                                                 --------------------------

                                            Title:  President
                                                    -----------------------



                                            A I M ADVISORS, INC.

                                            By:  /s/ Robert H. Graham
                                                 --------------------------

                                            Title:  President
                                                    -----------------------

                                                As revised December 27-28, 2001

                                  EXHIBIT "A"
                                  -----------
                               AIM ADVISOR FUNDS

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM International Value Fund               September 11, 2000
AIM Real Estate Fund                       September 11, 2000

                                AIM EQUITY FUNDS

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM Aggressive Growth Fund                    June 21, 2000
AIM Blue Chip Fund                            June 21, 2000
AIM Capital Development Fund                  June 21, 2000
AIM Charter Fund                              June 21, 2000
AIM Constellation Fund                        June 21, 2000
AIM Core Strategies Fund                    December 28, 2001
AIM Dent Demographic Trends Fund              June 21, 2000
AIM Emerging Growth Fund                      June 21, 2000
AIM Large Cap Basic Value Fund                June 21, 2000
AIM Large Cap Core Fund                     December 28, 2001
AIM Large Cap Growth Fund                     June 21, 2000
AIM Mid Cap Growth  Fund                      June 21, 2000
AIM Weingarten Fund                           June 21, 2000


                                AIM FUNDS GROUP

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM Balanced Fund                             June 1, 2000
AIM Basic Balanced Fund                    September 28, 2001
AIM European Small Company Fund              August 30, 2000
AIM Global Utilities Fund                     June 1, 2000
AIM International Emerging Growth Fund       August 30, 2000
AIM Mid Cap Basic Value Fund                December 27, 2001
AIM New Technology Fund                      August 30, 2000
AIM Select Equity Fund                        June 1, 2000
AIM Small Cap Equity Fund                    August 30, 2000
AIM Value Fund                                June 1, 2000
AIM Value II Fund                            August 30, 2000
AIM Worldwide Spectrum Fund                 December 27, 2000


                         AIM INTERNATIONAL FUNDS, INC.

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM Asian Growth Fund                         June 21, 2000
AIM European Development Fund                 June 21, 2000
AIM Global Aggressive Growth Fund             June 21, 2000

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* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM Global Growth Fund                        June 21, 2000
AIM Global Income Fund                        June 21, 2000
AIM International Equity Fund                 June 21, 2000

                        AIM INVESTMENT SECURITIES FUNDS

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM High Yield Fund II                        June 1, 2000
AIM High Yield Fund                           June 1, 2000
AIM Income Fund                               June 1, 2000
AIM Intermediate Government Fund              June 1, 2000
AIM Limited Maturity Treasury Fund            June 1, 2000
AIM Money Market Fund                         June 1, 2000
AIM Municipal Bond Fund                       June 1, 2000
AIM Total Return Bond Fund                  December 28, 2001

                                AIM SUMMIT FUND

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM Summit Fund                               July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM High Income Municipal Fund                June 1, 2000
AIM Tax-Exempt Cash Fund                      June 1, 2000
AIM Tax-Free Intermediate Fund                June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM V.I. Aggressive Growth Fund                May 1, 2000
AIM V.I. Balanced Fund                         May 1, 2000
AIM V.I. Basic Value Fund                  September 10, 2001
AIM V.I. Blue Chip Fund                        May 1, 2000
AIM V.I. Capital Appreciation Fund             May 1, 2000
AIM V.I. Capital Development Fund              May 1, 2000
AIM V.I. Dent Demographic Trends Fund          May 1, 2000
AIM V.I. Diversified Income Fund               May 1, 2000
AIM V.I. Global Utilities Fund                 May 1, 2000
AIM V.I. Government Securities Fund            May 1, 2000
AIM V.I. Growth Fund                           May 1, 2000
AIM V.I. Growth and Income Fund                May 1, 2000
AIM V.I. High Yield Fund                       May 1, 2000
AIM V.I. International Equity Fund             May 1, 2000
AIM V.I. Mid Cap Equity Fund               September 10, 2001

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* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
AIM V.I. Money Market Fund                     May 1, 2000
AIM V.I. New Technology Fund                   May 1, 2000
AIM V.I. Value Fund                            May 1, 2000

                           SHORT-TERM INVESTMENTS CO.

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
Liquid Assets Portfolio                       June 1, 2000
Prime Portfolio                               June 1, 2000

                          SHORT-TERM INVESTMENTS TRUST

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
Government & Agency Portfolio                 June 1, 2000
Government TaxAdvantage Portfolio             June 1, 2000
Treasury Portfolio                            June 1, 2000

                            TAX-FREE INVESTMENTS CO.

FUND                                        EFFECTIVE DATE            COMMITTED UNTIL*
----                                        --------------            ---------------
Cash Reserve Portfolio                        June 1, 2000

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* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.